EXHIBIT 10.61
                    AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

     This is an Amendment No. 3, dated June 30, 1999 (the "Amendment No. 3"), to an Employment Agreement dated January 22, 1997 (the "Employment Agreement"), between Plasma-Therm, Inc., a Florida corporation (the "Company"), and Stacy L. Wagner (the "Employee").
                                   BACKGROUND

     WHEREAS, the Employee is currently employed by the Company pursuant to the terms of the Employment Agreement and subsequent amendments dated August 19, 1997 ("Amendment No. 1) and October 1, 1998 ("Amendment No. 2"); and

     WHEREAS, the parties wish to amend the Employment Agreement to reflect changes in sections 2, 8.4(a) and 8.4(b).

     NOW, THEREFORE, the parties hereto intending to be legally bound hereby, and in consideration of the mutual covenants herein contained, agree as follows:

                                      TERMS

     1. The foregoing recitals are true and correct and incorporated herein by reference. Any capitalized terms used but not defined herein shall have the same meaning ascribed to them in the Employment Agreement.

     2. The Employment Agreement is hereby amended by revising section 2 to read in its entirety as follows:

        The term of this Agreement shall be for a period of 2 1/2 years commencing on the 22nd day of January, 1997, and terminating on the 30th day of June, 1999 (the "Term"). Upon expiration of the initial Term and any subsequent terms, this Agreement shall automatically renew for additional subsequent three (3) year Terms unless at least ninety (90) days prior to the end of the then current Term, either Company or Employee has given written notice to the other of its or her election to terminate the employment at or prior to the end of such Term.

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     3. The Employment Agreement is hereby amended by revising section 8.4(a) to read in its entirety as follows:

       (a) Upon a Change in Control, if the Term of the Agreement has less than eighteen (18) months remaining, the Term of this Agreement shall be extended so that an eighteen (18) month Term remains from the time of the Change in Control to the end of the Term. The extended Term of the Agreement will be on terms identical to those in effect at the time of the Change in Control. In the event that more than eighteen (18) months of the Term exists as of the time of a Change in Control, there will be no change in the Term.

     4. The Employment Agreement is hereby amended by revising section 8.4(b) to read in its entirety as follows:

       (b) Employee commits to continue to perform her duties under this Agreement for a minimum of eighteen (18) months after a Change in Control. At the end of eighteen (18) months after a Change in Control, Employee has the option to voluntarily terminate this Agreement without a loss of benefits, as if Company had terminated this Agreement "without cause" pursuant to Section
               8.3.1 above.

     5. Except as specifically set forth above, the Employment Agreement and Amendment Nos. 1 and 2 shall remain in full force and effect.

     6. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one document.

     7. This Amendment No. 3 contains the final, complete, and exclusive expression of the parties' understanding and agreement concerning the matters contemplated herein and supersedes any prior or contemporaneous agreement of representation, oral or written, among them.

     8. This instrument shall be binding upon, and shall inure to the benefit of, each of the parties' respective personal representatives, heirs, successors, and assigns.

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     9. This instrument shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 on the day and year first written above.

                                        PLASMA-THERM, INC.

                                        /s/ RONALD H. DEFERRARI
                                        -----------------------
                                        Ronald H. Deferrari
                                        Chief Executive Officer

                                        Employee


                                        /s/ STACY L. WAGNER
                                        -------------------
                                        Stacy L. Wagner

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